Exhibit 10

On March 16, 2005, the Management Development and Compensation Committee of the Board of Directors of Genworth Financial, Inc. approved the following base salaries, effective May 1, 2005, for our Chairman, President and Chief Executive Officer and for each of the persons who were our four other most highly compensated executive officers (the “Named Executive Officers”) in 2004: Michael D. Fraizer, $1,125,000; Thomas H. Mann, $615,000; Pamela S. Schutz, $500,000; George R. Zippel, $500,000; and K. Rone Baldwin, $475,000.

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